EXHIBIT 10.3

AMENDMENT TO EMPLOYMENT AGREEMENT

This Amendment (this “Amendment”) dated the 12th day of January, 2015 to the Employment Agreement, dated March 3, 2014 (the “Agreement”) by and between Heat Biologics, Inc. (the “Corporation”) and Taylor Schreiber, M.D., Ph.D. (“Executive”). Capitalized terms used herein without definition shall have the meanings assigned in the Agreement.

WHEREAS, Employee was retained under the Agreement by the Corporation to serve as its Vice President of Research; and

WHEREAS, the Corporation desires to amend the base salary set forth in the Agreement.

NOW THEREFORE, for the mutual promises contained herein and for ten dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree to amend the Agreement as follows:

1.

The Base Salary of Two Hundred Ten Thousand Dollars ($210,000) set forth in the Agreement is hereby deleted and replaced with a Base Salary of Two Hundred Fifty Thousand Dollars ($250,000).

2.

The provisions of this Amendment are severable and if any part or it is found to be unenforceable the other paragraphs shall remain fully valid and enforceable.

3.

All other terms of the Agreement shall remain in full force and effect. The Agreement, as amended by this Amendment, constitutes the entire agreement between the parties with respect to the subject matter thereof.

4.

This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but both of which together shall constitute one and the same instrument.

5.

This Amendment is made and shall be construed and performed under the laws of the remaining provisions will nevertheless continue to be valid and enforceable. State of North Carolina without regard to its choice or conflict of law principles and the parties agree to North Carolina as the exclusive venue for any disputes arising hereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

HEAT BIOLOGICS, INC.

By:	/s/ Jeffrey Wolf
Name:	Jeffrey Wolf
Title:	President and Chief Executive Officer

/s/ Taylor Schreiber, M.D., Ph.D.
TAYLOR SCHREIBER, M.D., PH.D.